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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 5, 1998



                           ARBOR SOFTWARE CORPORATION
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              (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)


          DELAWARE               000-26934               77-0277772
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(STATE OR OTHER JURISDICTION    (COMMISSION    (IRS EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION          FILE NUMBER)


1344 CROSSMAN AVENUE, SUNNYVALE, CALIFORNIA                           94089
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE                (408) 744-9500
                                                   -----------------------------

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)








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ITEM 5. OTHER EVENTS

        The information which is set forth in the Registrant's News Releases dated March 5, 1998 and March 17, 1998 is incorporated by reference.


ITEM 7. EXHIBITS

(c)     EXHIBITS:

Exhibit
Number
-------
4.5     Indenture dated March 15, 1998 by and between Arbor Software Corporation
        (the "Company") and State Street Bank and Trust Company of California,
        N.A.

4.6     Registration Rights Agreement dated March 15, 1998 by and between the
        Company and Morgan Stanley & Co. Incorporated and BancAmerica Robertson
        Stephens.

99.1    March 5, 1998 Press Release: "Arbor Software Corporation Announces
        Offering of Convertible Subordinated Notes."

99.2    March 17, 1998 Press Release: "Arbor Software Corporation Raises $100
        Million through Offering of Convertible Subordinated Notes."


ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

        None of the securities in the above referenced transaction were sold in reliance upon Regulation S of the Securities Act of 1933, as amended.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Arbor Software Corporation
                                        (Registrant)



Date:  March 17, 1998                   By: /s/Stephen V. Imbler
                                            ------------------------------------
                                            Stephen V. Imbler
                                            Senior Vice President and Chief
                                            Financial Officer (Duly Authorized
                                            Officer and Principal Financial
                                            Officer)







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

                           ARBOR SOFTWARE CORPORATION

                                  EXHIBIT INDEX

Exhibit
Number
-------
4.5     Indenture dated March 15, 1998 by and between Arbor Software Corporation
        (the "Company") and State Street Bank and Trust Company of California,
        N.A.

4.6     Registration Rights Agreement dated March 15, 1998 by and between the
        Company and Morgan Stanley & Co. Incorporated and BancAmerica Robertson
        Stephens.

99.1    March 5, 1998 Press Release: "Arbor Software Corporation Announces
        Offering of Convertible Subordinated Notes."

99.2    March 17, 1998 Press Release: "Arbor Software Corporation Raises $100
        Million through Offering of Convertible Subordinated Notes."






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